Subsequent Events	3 Months Ended
Mar. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

NOTE 17 — SUBSEQUENT EVENTS

On May 5, 2015, Holdings amended its Senior Secured Credit Facilities. Under the amendment, the asset sale covenant was amended to permit asset sales so long as, after giving pro forma effect to such asset sale, the senior secured leverage ratio of Holdings and its subsidiaries does not exceed 0.75 to 1.00. The amendment further requires that any net cash proceeds from such asset sales be used to prepay term loans and other pari passu debt and may not be reinvested by Holdings and its subsidiaries. In addition, the amendment permits Holdings to add and release wholly-owned subsidiaries as additional borrowers of the term loans. All other terms of the Senior Secured Credit Facilities remained the same, except for certain technical amendments, including amendments to the prepayment notice related to required prepayments with asset sale or debt proceeds.

On May 8, 2015, Holdings announced that it had entered into an agreement to sell its vehicle electronics business to NGK Spark Plug Co., Ltd. for an aggregate amount of approximately $257 million, subject to certain adjustments based on closing date cash, indebtedness and working capital. The transaction is expected to close early in the third quarter of 2015, pending final regulatory approvals and the satisfaction of other customary closing conditions.